SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      April 25, 2003

                            DREYFUS HIGH YIELD STRATEGIES FUND
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	811-08703 (Commission File Number)	13-4001109 (IRS Employer ID Number)

200 Park Avenue, 8th Floor, New York, New York                                                                         10166
(Address of principal executive offices)                                                                                     (Zip Code)

Registrant's Telephone Number, including area code:          (212) 922-6789

                                                       N/A
(Former name or former address, if changed since last report)

Item 5.      Other Events and Required FD Disclosure.

           On April 25, 2003, Dreyfus High Yield Strategies Fund issued a press release in connection with a press release it had filed with the Securities and Exchange Commission on April 24, 2003. A copy of the press release is attached as an exhibit to this report.

Item 7.      Exhibits

1.           Press release issued April 25, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREYFUS HIGH YIELD STRATEGIES FUND By: /s/ Gerald E. Thunelius Name: Gerald E. Thunelius Title: Executive Vice President

Dated: April 25, 2003

EXHIBIT INDEX

Exhibit Number	Description	Page

1	Press release issued April 25, 2003